FORM N-SAR
SEMI-ANNUAL REPORT
FOR REGISTERED INVESTMENT COMPANIES
          Registrant Name     TURNER FUNDS

          File Number                   811-7527

          Registrant CIK Number:        0001006783


77. I)	The Prospectus and Statement of
Additional Information relating to the Turner
Core Growth Fund, as filed with the
Securities and Exchange Commission on
January 31, 2005 pursuant to Rule 485(b) under the Securities Act of 1933 (Accession
No. 0001135428-05-000049), are incorporated
herein by reference.